Exhibit 1.4a
                                                                  EXECUTION COPY







                         XL CAPITAL FINANCE (EUROPE) PLC

                             Senior Debt Securities
                  Unconditionally Guaranteed by XL Capital Ltd

                                  -------------

                             Underwriting Agreement


                                                                 January 7, 2002

Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013
as Representatives of the several
   Underwriters named in the Pricing
   Agreement hereinafter described

Ladies and Gentlemen:

     From time to time XL Capital Finance (Europe) plc, a public limited company organized under the laws of England and Wales (the "Issuer") and XL Capital Ltd, a Cayman Islands exempted limited company (the "Company" or the "Guarantor") and the ultimate parent of the Issuer, propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain debt securities of the Issuer (the "Debt Securities"), specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Debt Securities"). The Debt Securities will be fully and unconditionally guaranteed by the Company on an subordinated and unsecured basis (the "Guarantee") as provided in the Indenture. The Securities are to be issued under an indenture (the "Indenture") to be dated as of January 10, 2002, between the Issuer, the Guarantor and State Street Bank and Trust Company, as trustee (the "Trustee").

     The terms and rights of any particular issuance of Designated Debt Securities shall be as specified in the Pricing Agreement relating thereto.



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     1. Particular sales of Designated Debt Securities may be made from time to time to the Underwriters of such Debt Securities, for whom the firms designated as representatives of the Underwriters of such Debt Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Issuer or the Company to sell any of the Debt Securities or as an obligation of any of the Underwriters to purchase any of the Debt Securities. The obligation of the Issuer to issue and sell any of the Debt Securities, the obligation of the Guarantor to issue the Guarantee and the obligation of any of the Underwriters to purchase any of the Debt Securities shall be evidenced by the Pricing Agreement with respect to the Designated Debt Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Debt Securities, the initial public offering price of such Designated Debt Securities, the purchase price to the Underwriters of such Designated Debt Securities, the names of the Underwriters of such Designated Debt Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Debt Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Debt Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Debt Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Issuer and the Company, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

          (a) Each of the Issuer and the Company meets the requirements for use of Form S-3 under the Act; and a registration statement on Form S-3 (File No 333-75240) (the "Initial Registration Statement") in respect of the Debt Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, including the related preliminary



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     prospectus supplement with respect to the Debt Securities, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Debt Securities, in the form used to confirm sales of the Debt Securities (including the related prospectus supplement with respect to the Debt Securities) and filed with the Commission pursuant to Rule 424(b), under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Issuer or the Company filed pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Debt Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
     Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder, and do not and



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     will not, as of the applicable effective date, as of the date hereof and as of the date of execution of the Pricing Agreement with respect to such Designated Debt Securities as to the Registration Statement and any amendment thereto and as of the applicable filing date and as of the Time of Delivery as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading and the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Debt Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Debt Securities; and on the applicable effective date and at the Time of Delivery, the Indenture did and will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules and regulations thereunder;

          (d) None of the Issuer, the Company nor any of the Significant Subsidiaries (as defined below) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, which loss or interference would have a Material Adverse Effect (as defined below), or would reasonably be expected to have a prospective Material Adverse Effect; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not been any change in the capital stock (other than changes resulting from the exercise of stock options or the conversions of warrants or capital stock which were outstanding as of such date, or from the exercise of options granted after such date in the ordinary course of business or from repurchases of capital stock) or long-term debt of the Issuer or the Company or any of the Significant Subsidiaries or any material adverse change, or any development that would reasonably be expected to involve a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Issuer or the Company and the Significant Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Issuer has been duly formed and is validly existing as a public limited company in good standing under the laws of England and Wales, with power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where such failure to be so qualified in any such jurisdiction or to have any such power or authority would not have a material adverse effect on the current or future condition (financial or other), business, properties or results of operations of the Issuer.

          (f) The Company has been duly incorporated and is validly existing as an exempted limited company in good standing under the laws of the Cayman Islands, with power and authority to own its properties and conduct its business as described in the Prospectus, and



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     has been duly qualified as a foreign company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where such failure to be so qualified in any such jurisdiction or to have any such power or authority would not have a material adverse effect on the current or future condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement (a "Material Adverse Effect"); and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (g) The Company had, on September 30, 2001, an authorized capitalization as set forth in the Prospectus under the caption "Actual" under the heading "Capitalization", and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

          (h) The Debt Securities have been duly authorized and, when the Designated Debt Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Debt Securities, and when authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters, such Designated Debt Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, conveyance and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally and to general equity principles and to the discretion of the court before which any proceedings therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be entitled to the benefits provided by the Indenture under which they are to be issued; the Indenture has been duly authorized and, when executed and delivered by the Issuer, the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument of the Issuer and the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, conveyance and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally and to general equity principles and to the discretion of the court before which any proceedings therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity); the Indenture has been duly qualified under the Trust Indenture Act; and the Securities and the Indenture will conform to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Debt Securities;

          (i) The Guarantee endorsed on the Designated Debt Securities pursuant to the Indenture has been duly authorized by the Company and, when executed by the Company, and when the Designated Debt Securities are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters, will constitute a valid and legally binding instrument of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, conveyance and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally and to general equity principles and to the discretion of the court before which any proceedings therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity); and the Guarantee will conform to the description



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     thereof contained in the Prospectus as amended or supplemented with respect to the Designated Debt Securities;

          (j) This Agreement has been duly authorized, executed and delivered by the Issuer and the Company, and each Pricing Agreement has been duly authorized by and, on the date thereof, will be duly executed and delivered by, the Issuer and the Company;

          (k) The issue and sale of the Debt Securities, the issue of the Guarantee, the execution and delivery of the Indenture, this Agreement and any Pricing Agreement and the compliance by the Issuer and the Company with all of the provisions of the Securities, the Guarantee, the Indenture, this Agreement and any Pricing Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or the Company or any of the Significant Subsidiaries is a party or by which the Issuer or the Company or any of the Significant Subsidiaries is bound or to which any of the property or assets of the Issuer or the Company or any of the Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter, the Articles of Association, Memorandum of Association or Bye-laws (or similar organizational documents) of the Issuer or the Company or any of the Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body ("Governmental Agency") having jurisdiction over the Issuer or the Company or any of the Significant Subsidiaries or any of their properties, except in each case (other than with respect to such charter, Articles of Association, Memorandum of Association or Bye-laws (or similar organizational documents)) for such conflicts, violations, breaches or defaults which would not result in a Material Adverse Effect;

          (l) No consent, approval, authorization, order, registration or qualification of or with any such Governmental Agency (a "Governmental Authorization") is required for the issue and sale of the Debt Securities or the issuance of the Guarantee or the consummation by the Issuer and the Company of the transactions contemplated by this Agreement, any Pricing Agreement, the Guarantee or the Indenture, except (i) such as have been, or will have been prior to the Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Trust Indenture Act, (2) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Debt Securities by the Underwriters and
     (3) as may be required by the listing of the Designated Debt Securities on the Luxembourg Stock Exchange;

          (m) Except as disclosed in the Prospectus, all of the issued share capital of the Issuer has been duly and validly authorized and issued and is fully paid and non-assessable; and all of the issued share capital of each Significant Subsidiary which is a corporation has been duly and validly authorized and issued, is fully paid and non-assessable and (except for directors' qualifying shares) is owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (for purposes of this agreement, "Subsidiary" means, as applied to any person, any corporation, limited or general partnership, trust, association or other business entity of which an aggregate of greater than 50% of the outstanding Voting Shares of such person is, at any time, directly or indirectly, owned by such person and/or one or more subsidiaries of such person, and "Significant Subsidiary" shall



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     mean a "significant subsidiary" of the Company as set forth in Regulation
     S-X under the Act; for purposes of the definition of " Subsidiary," "Voting Shares" means, with respect to any corporation, the capital stock having the general voting power under ordinary circumstances to elect at least a majority of the board of directors (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency));

          (n) None of the transactions contemplated to be performed by the Issuer or the Company by this Agreement (including, without limitation, the use of the proceeds from the sale of the Designated Debt Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

          (o) Prior to the date hereof, neither the Issuer nor the Company nor, to the Issuer's or the Company's knowledge, any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Issuer or the Company in connection with the offering of the Designated Debt Securities in violation of the Exchange Act;

          (p) Other than as set forth or incorporated by reference in the Prospectus, or as encountered in the ordinary course of business in the Company's claim activities, there are no legal or governmental proceedings pending to which the Issuer, the Company or any of the Significant Subsidiaries is a party or of which any property of the Issuer, the Company or any of the Significant Subsidiaries is the subject, which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the operations of the Issuer, the Company or the Significant Subsidiaries; and, to the best of the Issuer's and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (q) The financial statements of the Company and its consolidated subsidiaries incorporated by reference in the Prospectus present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis;

          (r) Each of the Issuer, the Company and the Significant Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (s) The Company is subject to Section 13 or 15(d) of the Exchange Act;

          (t) Neither the Issuer nor the Company nor any of the Significant Subsidiaries is in violation of its Articles of Association or Memorandum of Association or Bye-laws (or similar



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     organizational documents) or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults which would not result in a Material Adverse Effect;

          (u) The statements set forth in the Prospectus under the caption "Description of XL Capital Finance (Europe) plc Senior Debt Securities" and the statements set forth in the Prospectus Supplement with respect to the Designated Debt Securities under the captions "Description of the Senior Notes" and "Book-Entry, Delivery and Form," insofar as they purport to constitute a summary of the terms of the Indenture, the Debt Securities or the Guarantee, and the statements set forth under the caption "Certain Tax Consequences" in the Prospectus Supplement relating to the Designated Debt Securities, insofar as they purport to describe the provisions of the laws referred to therein, are accurate, complete and fair in all material respects;

          (v) The Issuer and the Company are not and, after giving effect to the offering and sale of the Debt Securities and the Guarantee, neither of them will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (w) PricewaterhouseCoopers LLP, the Company's auditors, who have certified certain financial statements of the Company and its consolidated subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and KMPG Audit plc, Winterthur International's auditors, who have certified certain financial statements of Winterthur International, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

          (x) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the United Kingdom or the Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with (A) the issuance, sale and delivery by the Issuer to or for the respective accounts of the Underwriters of the Designated Debt Securities or (B) the sale or delivery outside the United Kingdom or the Cayman Islands by the Underwriters of the Designated Debt Securities to the initial purchasers thereof, other than as described in the opinions of Hunter & Hunter and Slaughter and May, respectively, delivered pursuant to Sections 7(d) and 7(e) of this Agreement.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Debt Securities and authorization by the Representatives of the release of the Designated Debt Securities, the several Underwriters propose to offer the Designated Debt Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     4. Designated Debt Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Issuer and the Company, shall be delivered by or on behalf of the



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Issuer to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Issuer to the Representatives at least twenty-four hours in advance as specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives, the Issuer and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Debt Securities.

     5. The Issuer and the Company jointly and severally agree with each of the Underwriters of any Designated Debt Securities:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Debt Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Debt Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Debt Securities and prior to any Time of Delivery for such Debt Securities which shall be disapproved by the Representatives for such Debt Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement so long as the delivery of a prospectus is required in connection with the offering or sale of such Debt Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Issuer or the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Debt Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Debt Securities, of the suspension of the qualification of such Debt Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Debt Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order; the Representatives shall advise the Issuer when the delivery of a prospectus is no longer required in connection with the offer or sale of Designated Debt Securities pursuant to this Section 5(a);

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Debt Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Debt Securities, provided



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     that in connection therewith the Issuer and the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 7:00 A.M., New York City time, on the second New York Business Day next succeeding the date of the Pricing Agreement with respect to the Designated Debt Securities and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Debt Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) To use its reasonable best efforts to cause the Designated Debt Securities to be listed, and to use its reasonable best efforts to maintain the listing of the Designated Debt Securities, on the Luxembourg Stock Exchange;

          (f) To use the net proceeds received by it from the sale of the Designated Debt Securities pursuant to this Agreement and the Pricing Agreement in the manner set forth in the Prospectus as amended or supplemented with respect to such Designated Debt Securities under the caption "Use of Proceeds;"

          (g) If the Issuer and the Company elect to rely upon Rule 462(b), the Issuer and the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement with respect to the Designated Debt Securities, and the Issuer and the Company shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

          (h) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Debt Securities in connection with the distribution contemplated by this Underwriting Agreement (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and

          (i) Neither the Issuer nor the Company will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Issuer or Company to facilitate the sale or resale of the Debt Securities.

     6. The Issuer and the Company, jointly and severally, covenant and agree with the several Underwriters that, subject to any agreements between the Issuer, the Company and the Representatives relating to expenses, the Issuer and the Company will jointly and severally pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Issuer's and the Company's counsel and accountants in connection with the registration of the Debt Securities and the Guarantees under the Act and the issue and sale of the Debt Securities and the Guarantee, and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky Memorandum, and closing documents (including compilations thereof); (iii) all expenses in connection with the qualification of the Debt Securities and the Guarantee for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Debt Securities; (v) the cost of preparing the Debt Securities and the Guarantee; (vi) any fees charged by any securities rating service for rating the Debt Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Guarantee and the Securities; (viii) any cost incurred in connection with the listing of the Debt Securities on the Luxembourg Stock Exchange, including, without limitation, the fees and expenses of the Luxembourg Listing, Transfer and Paying Agent, (ix) all expenses and taxes arising as a result of the issuance, sale and delivery of the Designated Debt Securities and the Guarantee, of the sale and delivery outside of the United Kingdom and the Cayman Islands of the Designated Debt Securities and the Guarantee by the Underwriters to the initial purchasers thereof in the manner contemplated under this Agreement and the Pricing Agreement, including, in any such case, any United Kingdom or Cayman Islands income, capital gains, withholding, transfer or other tax asserted against a Underwriter by reason of the purchase and sale of the Designated Debt Securities and the Guarantee pursuant to the Underwriting Agreement and the Pricing Agreement; and (viii) all other costs and expenses incident to the performance of the respective obligations of the Issuer and the Company hereunder and under any Pricing Agreement which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Debt Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Debt Securities under the Pricing Agreement relating to such Designated Debt Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Issuer and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Debt Securities are, at and as of the Time of Delivery for such Designated Debt Securities, true and correct, the condition that the Issuer and the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to such Designated Debt Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Issuer and the Company have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement with respect to such Designated Debt Securities; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Simpson Thacher & Bartlett, counsel for the Underwriters, shall have furnished to the Representatives their written opinion or opinions, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Cahill Gordon & Reindel, United States counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion or opinions, dated such Time of Delivery, in form and substance reasonably satisfactory the Representatives, in the form attached hereto in Annex II;

          (d) Hunter & Hunter, Cayman Islands counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion or opinions, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives, in the form attached hereto in Annex III;

          (e) Slaughter and May, United Kingdom counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion or opinions, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives, in the form attached hereto in Annex IV;

          (f) Paul S. Giordano, Executive Vice President and General Counsel to the Company, shall have furnished to the Representatives his written opinion or opinions, dated such Time of

     Delivery, in form and substance reasonably satisfactory to the Representatives, in the form attached hereto in Annex V;

          (g) On the date of the Pricing Agreement for such Designated Debt Securities and at the Time of Delivery for such Designated Debt Securities, PricewaterhouseCoopers LLP, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representatives;

          (h) (i) None of the Issuer, the Company nor any of the Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Debt Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Debt Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Debt Securities there shall not have been any change in the capital stock (other than changes resulting from the exercise of stock options or the conversion of warrants or capital stock which were outstanding as of such date, or from the exercise of options granted after such date in the ordinary course of business or from repurchases of capital stock) or long-term debt of the Issuer or the Company or any of the Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Issuer or the Company and the Significant Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Debt Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Designated Debt Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Debt Securities;

          (i) On or after the date of the Pricing Agreement relating to the Designated Debt Securities (i) no downgrading shall have occurred in the rating accorded the Issuer's or the Company's debt securities or the Issuer's or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) other than any announcements made prior to the date of the Pricing Agreement, no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Issuer's or the Company's debt securities or the Issuer's or the Company's financial strength or claims paying ability;

          (j) On or after the date of the Pricing Agreement relating to the Designated Debt Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the "Exchange"); (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities in New York or Bermuda declared by the relevant authority or a material disruption in commercial banking or securities settlement or clearance services in the United States or any other relevant jurisdiction; (iv) the outbreak or escalation of hostilities involving the United States, the United Kingdom, the Cayman Islands or Bermuda or the declaration by the United States, the United Kingdom, the Cayman Islands or Bermuda of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives is so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Designated Debt Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Debt Securities; (v) a change or development involving a prospective change in taxation in the United Kingdom affecting the Issuer, the Debt Securities or the transfer thereof or a change or development involving a prospective change in the Cayman Islands taxation affecting the Company or the Guarantee or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the Cayman Islands, the United Kingdom, Bermuda or elsewhere, if the effect of any such event specified in this clause (vi) in the judgment of the Representatives is so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Designated Debt Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Debt Securities;

          (k) The Issuer and the Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the second New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Debt Securities;

          (l) The Issuer and the Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Debt Securities certificates of officers of the Issuer and the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Issuer and the Company herein at and as of such Time of Delivery, as to the performance by the Issuer and the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) relating to the effectiveness of the Registration Statement and no stop orders, as to the matters set forth in subsections (h) and (i) of this Section and as to such other matters as the Representatives may reasonably request;

          (m) The Indenture shall have been duly executed and delivered by the Issuer and the Company; and the Designated Debt Securities and the form of Guarantee endorsed on the Designated Debt Securities shall have been duly executed and delivered by the Issuer or the Company, as the case may be, and the Designated Debt Securities shall have been duly authenticated by the Trustee in accordance with the Indenture; and

          (n) Prior to the Closing Date, the Issuer and the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     8. The Issuer and the Company will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Debt Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal expenses of one counsel (in addition to any local counsel) engaged reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuer and the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Debt Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer and the Company by any Underwriter of Designated Debt Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Debt Securities.

     (a) Each Underwriter will indemnify and hold harmless the Issuer and the Company against any losses, claims, damages or liabilities to which the Issuer and the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Debt Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Debt Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer and the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Issuer and the Company for any legal or other expenses reasonably incurred by the Issuer and the Company in connection with investigating or defending any such action or claim as such expenses are incurred, including the reasonable fees and expenses of one counsel (in addition to any applicable local counsel).

     (b) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation (except as set forth below). Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (c) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Company on the one hand and the Underwriters of the Designated Debt Securities on the other from the offering of the Designated Debt Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer and the Company on the one hand and the Underwriters of the Designated Debt Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Issuer bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Debt Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Debt Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Debt Securities and not joint.

     (d) The obligations of the Issuer and the Company under this Section 8 shall be in addition to any liability which the Issuer or the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuer and the Company and to each person, if any, who controls the Issuer or the Company within the meaning of the Act.

     9. If any Underwriter shall default in its obligation to purchase the Designated Debt Securities which it has agreed to purchase under the Pricing Agreement relating to such Debt Securities, the Representatives may in their discretion arrange for themselves or another party or other parties satisfactory to the Issuer and the Company to purchase such Debt Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Debt Securities, then the Issuer and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Debt Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Issuer and the Company that they have so arranged for the purchase of such Debt Securities, or the Issuer and the Company notify the Representatives that they have so arranged for the purchase of such Debt Securities, the Representatives or the Issuer and the Company shall have the right to postpone a Time of Delivery for such Debt Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Issuer and the Company agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Debt Securities.

     (a) If, after giving effect to any arrangements for the purchase of the Designated Debt Securities of a defaulting Underwriter or Underwriters by the Representatives and the Issuer and the Company as provided in subsection (a) above, the aggregate number of such Debt Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Designated Debt Securities to be purchased at the respective Time of Delivery, then the Issuer and the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Designated Debt Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Debt Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Designated Debt Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Debt Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (b) If, after giving effect to any arrangements for the purchase of the Designated Debt Securities of a defaulting Underwriter or Underwriters by the Representatives and the Issuer and the Company as provided in subsection (a) above, the aggregate number of Designated Debt Securities which remains unpurchased exceeds one-eleventh of the aggregate number of the Designated Debt Securities to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Issuer and the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Debt Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Debt Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Issuer or the Company, except for the expenses to be borne by the Issuer, the Company and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Issuer, the Company and the several Underwriters, as set forth in this Agreement or any Pricing Agreement or made by or on behalf of them, respectively, pursuant to this Agreement or any Pricing Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or Issuer or the Company, or any officer or director or controlling person of the Issuer or the Company, and shall survive delivery of and payment for the Debt Securities.

     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Issuer and the Company shall not then be under any liability to any Underwriter with respect to the Designated Debt Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Debt Securities are not delivered by or on behalf of the Issuer and the Company as provided herein, the Issuer and the Company will jointly and severally reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Debt Securities, but the Issuer and the Company shall then be under no further liability to any Underwriter with respect to such Designated Debt Securities except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Debt Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Issuer and/or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its principal address, which address will be supplied to the Issuer and the Company by the Representatives upon written request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Issuer, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Debt Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Each of the Issuer and the Company irrevocably (i) agrees that any legal suit, action or proceeding against the Issuer or the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement, any Pricing Agreement or the transactions contemplated hereby or thereby may be instituted in the federal district court for the Southern District of New York and the New York County Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and
(iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Issuer and the Company has appointed CT Corporation System, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement, any Pricing Agreement or the transactions contemplated hereby or thereby which may be instituted in the federal district court for the Southern District of New York and the New York County Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Issuer and the Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Issuer or the Company, as the case may be, shall be deemed, in every respect, effective service of process upon the Issuer or Company, as the case may be.

     15. Time shall be of the essence in each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     16. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     18. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Underwriters imposing any limitation of any kind.

     19. In respect of any judgment or order given or made for any amount due hereunder or under any Pricing Agreement that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Issuer and the Company will, jointly and severally, indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between
(i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of each of the Issuer and the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.


      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Issuer and the Company and one for each of the Representatives plus one for each counsel counterparts hereof.

                              Very truly yours,


                              XL Capital Finance (Europe) plc


                              By: /s/ Jerry de St. Paer
                                  -------------------------------
                                    Name: Jerry de St. Paer
                                    Title:    Director


                              XL Capital Ltd


                              By: /s/ Jerry de St. Paer
                                  -------------------------------
                                    Name: Jerry de St. Paer
                                    Title: Executive Vice President &
                                               Chief Financial Officer


Accepted as of the date hereof:


Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.

By:  Salomon Smith Barney Inc.

By: /s/ Mark L. Goldstein
    ------------------------------
     Name:  Mark L. Goldstein
     Title:     Director

                                                                         ANNEX I

                                Pricing Agreement

Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.
    As Representatives of the several
      Underwriters named in Schedule I hereto,

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

                                                                January __, 2002

Ladies and Gentlemen:

     XL Capital Finance (Europe) plc, a public company organized under the laws of England and Wales (the "Issuer") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated January 7, 2002 (the "Underwriting Agreement"), between the Issuer and XL Capital Ltd, a Cayman Islands exempted limited company (the "Company" or the "Guarantor"), on the one hand and Salomon Smith Barney Inc. and J.P. Morgan Securities Inc., on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Debt Securities specified in Schedule II hereto (the "Designated Debt Securities"). The Debt Securities will be fully and unconditionally guaranteed by the Company on an unsubordinated and unsecured basis (the "Guarantee") as provided in the Indenture. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Debt Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Debt Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Debt Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Issuer agrees to issue and sell to each of the

Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuer, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Designated Debt Securities set forth opposite the name of such Underwriter in Schedule I hereto.



      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Issuer and the Company and one for each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Issuer and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Issuer and the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.


                                  Very truly yours,



                                  XL Capital Finance (Europe) plc



                                  By: ________________________________
                                      Name:
                                      Title:



                                  XL Capital Ltd



                                  By: ________________________________
                                      Name:
                                      Title:


Accepted as of the date hereof:

Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.

By:  Salomon Smith Barney Inc.

By: _____________________________
     Name:
     Title:

For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.

                                   SCHEDULE 1


                         Underwriter                Number of Designated Debt
                                                   Securities to be Purchased













Total.................................                     ==============

                                   SCHEDULE II


Title of Designated Debt Securities:



Aggregate Principal Amount of Designated Debt Securities:



Initial Offering Price to Public:



Purchase Price by Underwriters:



Form of Designated Debt Securities:



Specified Funds for Payment of Purchase Price:



Time of Delivery:



Time of Delivery Location:



Maturity:



Interest Rate:



Interest Payment Dates:



Redemption Provisions:



Sinking Fund Provisions:



Additional Closing Conditions:



Names and Addresses of Representatives:

Other Terms:

                                                                        ANNEX II

                     CAHILL GORDON & REINDEL FORM OF OPINION

                                                                       ANNEX III

                         HUNTER & HUNTER FORM OF OPINION

                                                                        ANNEX IV

                        SLAUGHTER AND MAY FORM OF OPINION

                                                                         ANNEX V

         XL CAPITAL LTD/XL CAPITAL FINANCE (EUROPE) PLC FORM OF OPINION